Investment in Term Loans	12 Months Ended
Dec. 31, 2013
Investments All Other Investments [Abstract]
Investment in Term Loans
4.	Investment in Term Loans

In February 2011, Teekay made a $70 million term loan (or the TKC Loan) to a ship-owner of a 2011-built Very Large Crude Carrier (or VLCC), based in Asia. The TKC Loan bears interest at 9% per annum, which is payable quarterly. The TKC Loan was repayable in full in February 2014. The TKC Loan is collateralized by a first-priority mortgage on the VLCC, together with other related collateral.

In July 2010, Teekay Tankers acquired two term loans, whose borrowers have the same ultimate parent company as the borrower under the TKC Loan, with a total principal amount outstanding of $115.0 million for a total cost of $115.6 million (or the TNK Loans). The TNK Loans had an annual interest rate of 9% per annum, and include a repayment premium feature which provides a total investment yield of approximately 10% per annum. The TNK Loans matured in July 2013. The TNK Loans are collateralized by first-priority mortgages on two 2010-built VLCCs, together with other related security. The principal amount of the TNK Loans and repayment premium were payable in full at maturity in July 2013. The TKC Loan and TNK Loans are collectively referred to as the Loans.

The borrowers of the Loans have been in default on their interest payment obligations since the first quarter of 2013, and their loan principal and repayment premium repayment obligations on the TNK Loans from their maturity date in July 2013. As of December 31, 2013, the VLCC vessels that collateralize the Loans were trading in the spot tanker market under the Company’s management.

As at December 31, 2013 and December 31, 2012, the repayment premium included in the investment in term loans balances was $3.4 million and $2.7 million, respectively. As at December 31, 2013 and December 31, 2012, accrued and unpaid interest on the Loans, including a portion of default interest, was $10.7 million and $2.8 million, respectively. Such amounts are presented in investment in term loans on the consolidated balance sheets as at December 31, 2013 and December 31, 2012. Interest income in respect of the Loans is included in revenues in the consolidated statements of income (loss). As of December 31, 2013, $11.2 million of interest income due under the Loans, including default interest, had not been recognized based on the Company‘s current estimates of amounts recoverable from future operating cash flows of the vessels and the net proceeds from the sale of the three VLCCs. During March 2014, the Company assumed ownership of the three VLCCs that collateralized the Loans.